Exhibit 10.6

AMENDMENT NO. 2
TO
SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF
ROCKIES EXPRESS PIPELINE LLC

This Amendment No. 2 (this “Amendment”) to the Second Amended and Restated Limited Liability Company Agreement of Rockies Express Pipeline LLC, a Delaware limited liability company (the “Company”), executed this 5th day of May, 2016 and effective as of the Effective Time (as defined below), among Rockies Express Holdings, LLC, a Delaware limited liability company (“REX Holdings”), Sempra REX Holdings, LLC, a Delaware limited liability company (“Sempra”), and P66REX LLC, a Delaware limited liability company (f/k/a COPREX LLC, a Delaware limited liability company, “P66 Holdco”). REX Holdings, Sempra and P66 Holdco are sometimes referred to herein collectively as the “Parties,” and each, a “Party.”
RECITALS
WHEREAS, REX Holdings, Sempra and P66 Holdco are the Members of the Company and are parties to that certain Second Amended and Restated Limited Liability Company Agreement of Rockies Express Pipeline LLC, dated to be effective as of January 1, 2010, as amended by that certain Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of Rockies Express Pipeline LLC, effective November 13, 2012 (as amended by Amendment No. 1, the “LLC Agreement”);
WHEREAS, pursuant to that certain Membership Interest Purchase Agreement, effective as of March 29, 2016 (the “MIPA”), Sempra has agreed to sell its 25% membership interest (the “Subject Interest”) in the Company to REX Holdings;
WHEREAS, pursuant to that certain Letter Agreement Re: P66REX LLC’s Conditional Revocation of Joinder Agreement and Waiver of Right of First Refusal, dated as of April 27, 2016, between the Parties (the “Letter Agreement”), REX Holdings and Sempra have agreed to amend the LLC Agreement;
WHEREAS, pursuant to Section 12.03 of the LLC Agreement, the LLC Agreement may be amended by a written instrument executed by Members collectively holding 75% or more of all of the Membership Interests of the Company; and
WHEREAS, in connection with the execution and delivery of the MIPA and Letter Agreement by the parties thereto, the Parties, as the Members holding greater than 75% of the Membership Interests of the Company, desire to enter into this Amendment to (a) increase the percentage of Membership Interests whose approval, consent or presence is required to take certain actions under the LLC Agreement, and (b) affirm that the Members do not owe fiduciary duties to the other Members or the Company itself.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, being all of the Members, hereby enter into this Amendment to provide as follows:

AGREEMENT
1.Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings as set forth in the LLC Agreement.
2.    Amendments.

(a)	The definition of “Required Consent” in Section 1.1 of the LLC Agreement is hereby amended to replace “85%” with “90%.”

(b)	Sections 5.1, 5.2.4.4, 5.2.4.5.3, 5.5.2.3 and 12.3 of the LLC Agreement are hereby amended to replace “75%” with “80%.”

(c)	Section 5.4.1 of the LLC Agreement is hereby amended by adding the following text at the end of such section:
For the avoidance of doubt, each Director and Committee Representative shall not owe any fiduciary duty, express or implied, to any other Director or Committee Representative, Member (other than the Member that designated such Director or Committee Representative, the nature and extent of such duties being an internal corporate or organizational affair of such Member) or the Company. This Agreement is not intended to, and does not, create or impose any fiduciary duty on the Directors and Committee Representatives with respect to the other Directors and Committee Representatives, Members or the Company.

(d)	Section 5.8.3 of the LLC Agreement is hereby amended to replace “85%” with “90%.”

(e)	The Agreement is hereby amended to include the following as new Section 5.5.3:
No Fiduciary Duty. This Agreement is not intended to, and does not, create or impose any fiduciary duty on the Members with respect to the other Members or the Company. Furthermore, each of the Members and the Company waives any and all fiduciary duties that, absent such waiver, may be implied between a Member and any other Member or the Company, by applicable Law including the LLC Act, and in doing so, acknowledges and agrees that the fiduciary duties of each Member to each other Member and the Company exist only to the extent such fiduciary duties may be expressly set forth in this Agreement. The provisions of this Agreement, to the extent that they restrict the fiduciary duties of a Member otherwise existing at law or in equity, are agreed by the Members to replace such other fiduciary duties of such Member.
3.    Membership Interests. P66 Holdco acknowledges REX Holdings’ right to assign the MIPA to a direct or indirect wholly owned subsidiary of Tallgrass Energy Partners, LP for the purpose of having such entity take ownership of the Subject Interest, so long as such assignment complies with Section 9.10(a) and the other applicable provisions of the MIPA (the “MIPA Assignment”). The Parties hereby acknowledge that if the MIPA Assignment is consummated in accordance with Section 9.10(a) and other applicable provisions of the MIPA, then immediately after the consummation of the transactions contemplated by the MIPA, REX Holdings will hold 50% of the Membership Interests of the Company, P66 Holdco will hold 25% of the Membership Interests of the Company and the direct or indirect wholly owned subsidiary of Tallgrass Energy Partners, LP will hold 25% of the Membership Interests of the Company.
4.    Effective Time. This Amendment shall be effective as of immediately prior to the closing of the transactions set forth in the MIPA (the “Effective Time”).
5.    Limited Effect; Ratification. Except as amended hereby, the LLC Agreement is hereby ratified and confirmed, and shall continue to be, and shall remain, in full force and effect in accordance with its terms as currently written.

6.    Captions. Titles or captions of Sections or Articles contained in this Amendment are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision hereof.
7.    Governing Law. This Amendment shall be governed by, construed, interpreted and applied in accordance with the laws of the State of Delaware without regard to its conflict of law principles that may give rise to the application of the substantive law of another jurisdiction.
8.    Counterparts. The Members may execute this Amendment in two or more counterparts, which shall, in the aggregate, be signed by all the Members, and each counterpart shall be deemed an original instrument as against any Member who has signed it.
* * * * *

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives to be effective as of the Effective Time.

P66REX LLC
By:	/s/ Diana Santos
Name:	Diana Santos
Title:	President

SEMPRA REX HOLDINGS, LLC
By:
Name:
Title:

ROCKIES EXPRESS HOLDINGS, LLC
By:
Name:
Title:

Signature Page to Amendment No. 2 to Second Amended and Restated
Limited Liability Company Agreement of Rockies Express Pipeline LLC

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives to be effective as of the Effective Time.

P66REX LLC
By:
Name:
Title:

SEMPRA REX HOLDINGS, LLC
By:	/s/ Michael P. Gallagher
Name:	Michael P. Gallagher
Title:	President

ROCKIES EXPRESS HOLDINGS, LLC
By:
Name:
Title:

Signature Page to Amendment No. 2 to Second Amended and Restated
Limited Liability Company Agreement of Rockies Express Pipeline LLC

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives to be effective as of the Effective Time.

P66REX LLC
By:
Name:
Title:

SEMPRA REX HOLDINGS, LLC
By:
Name:
Title:

ROCKIES EXPRESS HOLDINGS, LLC
By:	/s/ David G. Dehaemers, Jr.
Name:	David G. Dehaemers, Jr.
Title:	Chief Executive Officer

Signature Page to Amendment No. 2 to Second Amended and Restated
Limited Liability Company Agreement of Rockies Express Pipeline LLC